UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SPRINT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following document was mistakenly sent to Sprint Corporation’s (the “Company”) security holders on June 30, 2016. The information with respect to the annual meeting of stockholders set forth therein was incorrect. The date and time of the annual meeting of stockholders will be set at a later date and will be communicated to security holders of the Company. Any security holders who received the following document should disregard the document.

Exercise Your Right to Vote

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on August 9, 2016.

SPRINT CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: June 10, 2016
Date: August 9, 2016 Time: 11:30 a.m. Central time
Location: Meeting live via the Internet-Please visit www.virtualshareholdermeeting.com/SprintCorp16
SPRINT CORPORATION 6200 SPRINT PARKWAY OVERLAND PARK, KS 66251

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SprintCorp16 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)    BY INTERNET:         www.proxyvote.com

2)    BY TELEPHONE:     1-800-579-1639

3)    BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 26, 2016 to facilitate timely delivery.

How to Vote Please Choose One of the Following Voting Methods

Vote by Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SprintCorp16. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR” the following proposals:
1.	Election of Directors

	Nominees:

	01)	Gordon Bethune	05)	Adm. Michael Mullen
	02)	Marcelo Claure	06)	Masayoshi Son
	03)	Ronald Fisher	07)	Sara Martinez Tucker
	04)	Julius Genachowski

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Sprint Corporation for the year ending March 31, 2017.

3.	Advisory approval of the Company’s named executive officer compensation.

4.	To approve the Company’s Amended and Restated 2015 Omnibus Incentive Plan.

NOTE: The proxy holder(s) will vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.